AUCTION MARKET PREFERRED SHARE(S) OF BENEFICIAL INTEREST, SERIES M

PAR VALUE $0.00001 PER SHARE

$25,000 Liquidation Preference per Share

Number
1

THIS CERTIFICATE IS TRANSFERABLE	CUSIP 72201J 50 0
IN BOSTON OR IN NEW YORK CITY	SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

PIMCO FLOATING RATE STRATEGY FUND

SHARE CERTIFICATE

This certifies that                                                      . is the owner of                                                                                   *(        ) fully paid and non-assessable Auction Market Preferred Share(s) of Beneficial Interest, Series M, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO Floating Rate Strategy Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated as of October 5, 2004, establishing PIMCO Floating Rate Strategy Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Second Amended and Restated Bylaws of PIMCO Floating Rate Strategy Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:

Countersigned and Registered:

Deutsche Bank Trust Company Americas

(New York, New York)

Transfer Agent and Registrar

BY:

Authorized Signature	Treasurer	President

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to PIMCO Floating Rate Strategy Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of                      or in such other name as is requested by an authorized representative of DTC (and any payment is made to                      or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof,                     , has an interest herein.

EXPLANATION OF ABBREVIATIONS

The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation	Equivalent	Abbreviation	Equivalent
JT TEN	As joint tenants, with rights of survivorship and not as tenants in common	TEN IN COM	As tenants in common
		TEN BY ENT	As tenants by the entireties
		UNIF TRANSFERS MIN ACT	Uniform Transfers to Minors Act

Abbreviation	Equivalent	Abbreviation	Equivalent
ADM	Administrator(s)	FDN	Foundation
	Administratrix	PL	Public Law
AGMT	Agreement	TR	(As) trustee(s) for, of
CUST	Custodian for	UA	Under Agreement
EST	Estate, Of estate of	UW	Under will of, Of will of,
EX	Executor(s), Executrix		Under last will & testament
FBO	For the benefit of

Additional abbreviations may also be used though not in the above list.

TRANSFER FORM

For value received, ____________________ hereby sell, assign and transfer unto:
(I/We)

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________	_________________________________________________________________________
Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)

________________________________________________________________________________________________

________________________________________________________________________________________________

____________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _______________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated ________, ____

Signature(s)
Signature Guaranteed By		(The signature of this assignment must correspond exactly with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign.)

(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)

IMPORTANT NOTICE

When you sign your name to the Transfer Form without filling in the name of your “Assignee” this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the “Assignee” space.

Alternatively, instead of using this Transfer Form, you may sign a separate “stock power” form and then mail the unsigned certificate and the signed “stock power” in separate envelopes. For added protection, use registered mail for a certificate.

This certificate is issued subject to the provisions restricting transfers of the Auction Market Preferred Shares of Beneficial Interest, Series M, contained in the Second Amended and Restated Bylaws of PIMCO Floating Rate Strategy Fund.

AUCTION MARKET PREFERRED SHARE(S) OF BENEFICIAL INTEREST, SERIES T

PAR VALUE $0.00001 PER SHARE

$25,000 Liquidation Preference per Share

Number
1

THIS CERTIFICATE IS TRANSFERABLE	CUSIP 72201J 20 3
IN BOSTON OR IN NEW YORK CITY	SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

PIMCO FLOATING RATE STRATEGY FUND

SHARE CERTIFICATE

This certifies that                                                  . is the owner of                                                                                   *(            ) fully paid and non-assessable Auction Market Preferred Share(s) of Beneficial Interest, Series T, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO Floating Rate Strategy Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated as of October 5, 2004, establishing PIMCO Floating Rate Strategy Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Second Amended and Restated Bylaws of PIMCO Floating Rate Strategy Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:

Countersigned and Registered:

Deutsche Bank Trust Company Americas

(New York, New York)

Transfer Agent and Registrar

BY:

Authorized Signature	Treasurer	President

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to PIMCO Floating Rate Strategy Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of                      or in such other name as is requested by an authorized representative of DTC (and any payment is made to                      or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof,                     , has an interest herein.

EXPLANATION OF ABBREVIATIONS

The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation	Equivalent	Abbreviation	Equivalent
JT TEN	As joint tenants, with rights of survivorship and not as tenants in common	TEN IN COM	As tenants in common
		TEN BY ENT	As tenants by the entireties
		UNIF TRANSFERS MIN ACT	Uniform Transfers to Minors Act

Abbreviation	Equivalent	Abbreviation	Equivalent
ADM	Administrator(s)	FDN	Foundation
	Administratrix	PL	Public Law
AGMT	Agreement	TR	(As) trustee(s) for, of
CUST	Custodian for	UA	Under Agreement
EST	Estate, Of estate of	UW	Under will of, Of will of,
EX	Executor(s), Executrix		Under last will & testament
FBO	For the benefit of

Additional abbreviations may also be used though not in the above list.

TRANSFER FORM

For value received, ____________________hereby sell, assign and transfer unto:
(I/We)

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________	___________________________________________________________________
Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)

______________________________________________________________________________________________

______________________________________________________________________________________________

____________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint_______________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated ________, ____

Signature(s)
Signature Guaranteed By		(The signature of this assignment must correspond exactly with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign.)

(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)

IMPORTANT NOTICE

When you sign your name to the Transfer Form without filling in the name of your “Assignee” this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the “Assignee” space.

Alternatively, instead of using this Transfer Form, you may sign a separate “stock power” form and then mail the unsigned certificate and the signed “stock power” in separate envelopes. For added protection, use registered mail for a certificate.

This certificate is issued subject to the provisions restricting transfers of the Auction Market Preferred Shares of Beneficial Interest, Series T, contained in the Second Amended and Restated Bylaws of PIMCO Floating Rate Strategy Fund.

AUCTION MARKET PREFERRED SHARE(S) OF BENEFICIAL INTEREST, SERIES W

PAR VALUE $0.00001 PER SHARE

$25,000 Liquidation Preference per Share

Number
1

THIS CERTIFICATE IS TRANSFERABLE	CUSIP 72201J 30 2
IN BOSTON OR IN NEW YORK CITY	SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

PIMCO FLOATING RATE STRATEGY FUND

SHARE CERTIFICATE

This certifies that                                                  . is the owner of                                                                                       *(        ) fully paid and non-assessable Auction Market Preferred Share(s) of Beneficial Interest, Series W, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO Floating Rate Strategy Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated as of October 5, 2004, establishing PIMCO Floating Rate Strategy Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Second Amended and Restated Bylaws of PIMCO Floating Rate Strategy Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:

Countersigned and Registered:

Deutsche Bank Trust Company Americas

(New York, New York)

Transfer Agent and Registrar

BY:

Authorized Signature	Treasurer	President

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to PIMCO Floating Rate Strategy Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of                      or in such other name as is requested by an authorized representative of DTC (and any payment is made to                      or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof,                     , has an interest herein.

EXPLANATION OF ABBREVIATIONS

The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation	Equivalent	Abbreviation	Equivalent
JT TEN	As joint tenants, with rights of survivorship	TEN IN COM	As tenants in common
	and not as tenants in common	TEN BY ENT	As tenants by the entireties
		UNIF TRANSFERS MIN ACT	Uniform Transfers to Minors Act

Abbreviation	Equivalent	Abbreviation	Equivalent
ADM	Administrator(s)	FDN	Foundation
	Administratrix	PL	Public Law
AGMT	Agreement	TR	(As) trustee(s) for, of
CUST	Custodian for	UA	Under Agreement
EST	Estate, Of estate of	UW	Under will of, Of will of,
EX	Executor(s), Executrix		Under last will & testament
FBO	For the benefit of

Additional abbreviations may also be used though not in the above list.

TRANSFER FORM

For value received, ____________________hereby sell, assign and transfer unto:
(I/We)

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________	___________________________________________________________________
Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)

______________________________________________________________________________________________

______________________________________________________________________________________________

____________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint_______________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated ________, ____

Signature(s)
Signature Guaranteed By		(The signature of this assignment must correspond exactly with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign.)

(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)

IMPORTANT NOTICE

When you sign your name to the Transfer Form without filling in the name of your “Assignee” this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the “Assignee” space.

Alternatively, instead of using this Transfer Form, you may sign a separate “stock power” form and then mail the unsigned certificate and the signed “stock power” in separate envelopes. For added protection, use registered mail for a certificate.

This certificate is issued subject to the provisions restricting transfers of the Auction Market Preferred Shares of Beneficial Interest, Series W, contained in the Second Amended and Restated Bylaws of PIMCO Floating Rate Strategy Fund.

AUCTION MARKET PREFERRED SHARE(S) OF BENEFICIAL INTEREST, SERIES TH

PAR VALUE $0.00001 PER SHARE

$25,000 Liquidation Preference per Share

Number
1

THIS CERTIFICATE IS TRANSFERABLE	CUSIP 72201J 40 1
IN BOSTON OR IN NEW YORK CITY	SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

PIMCO FLOATING RATE STRATEGY FUND

SHARE CERTIFICATE

This certifies that                                                  . is the owner of                                                                                   *(            ) fully paid and non-assessable Auction Market Preferred Share(s) of Beneficial Interest, Series TH, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO Floating Rate Strategy Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated as of October 5, 2004, establishing PIMCO Floating Rate Strategy Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Second Amended and Restated Bylaws of PIMCO Floating Rate Strategy Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:

Countersigned and Registered:

Deutsche Bank Trust Company Americas

(New York, New York)

Transfer Agent and Registrar

BY:

Authorized Signature	Treasurer	President

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to PIMCO Floating Rate Strategy Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of                      or in such other name as is requested by an authorized representative of DTC (and any payment is made to                      or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof,                     , has an interest herein.

EXPLANATION OF ABBREVIATIONS

The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation	Equivalent	Abbreviation	Equivalent
JT TEN	As joint tenants, with rights of survivorship and not as tenants in common	TEN IN COM TEN BY ENT UNIF TRANSFERS MIN ACT	As tenants in common As tenants by the entireties Uniform Transfers to Minors Act

Abbreviation	Equivalent	Abbreviation	Equivalent
ADM	Administrator(s)	FDN	Foundation
	Administratrix	PL	Public Law
AGMT	Agreement	TR	(As) trustee(s) for, of
CUST	Custodian for	UA	Under Agreement
EST	Estate, Of estate of	UW	Under will of, Of will of,
EX	Executor(s), Executrix		Under last will & testament
FBO	For the benefit of

Additional abbreviations may also be used though not in the above list.

TRANSFER FORM

For value received, ____________________ hereby sell, assign and transfer unto:
(I/We)

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_______________	_____________________________________________________________________________
Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)

____________________________________________________________________________________________________

____________________________________________________________________________________________________

_____________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint ________________

Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated ________, ____

Signature(s)
Signature Guaranteed By		(The signature of this assignment must correspond exactly with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign.)

(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)

IMPORTANT NOTICE

When you sign your name to the Transfer Form without filling in the name of your “Assignee” this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the “Assignee” space.

Alternatively, instead of using this Transfer Form, you may sign a separate “stock power” form and then mail the unsigned certificate and the signed “stock power” in separate envelopes. For added protection, use registered mail for a certificate.

This certificate is issued subject to the provisions restricting transfers of the Auction Market Preferred Shares of Beneficial Interest, Series TH, contained in the Second Amended and Restated Bylaws of PIMCO Floating Rate Strategy Fund.

AUCTION MARKET PREFERRED SHARE(S) OF BENEFICIAL INTEREST, SERIES F

PAR VALUE $0.00001 PER SHARE

$25,000 Liquidation Preference per Share

Number
1

THIS CERTIFICATE IS TRANSFERABLE	CUSIP 72201J 60 9
IN BOSTON OR IN NEW YORK CITY	SEE REVERSE SIDE FOR
CERTAIN DEFINITIONS

PIMCO FLOATING RATE STRATEGY FUND

SHARE CERTIFICATE

This certifies that                                                  . is the owner of                                                                                   *(        ) fully paid and non-assessable Auction Market Preferred Share(s) of Beneficial Interest, Series F, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of PIMCO Floating Rate Strategy Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Amended and Restated Agreement and Declaration of Trust dated as of October 5, 2004, establishing PIMCO Floating Rate Strategy Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Second Amended and Restated Bylaws of PIMCO Floating Rate Strategy Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:

Countersigned and Registered:

Deutsche Bank Trust Company Americas

(New York, New York)

Transfer Agent and Registrar

BY:

Authorized Signature	Treasurer	President

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to PIMCO Floating Rate Strategy Fund or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of                      or in such other name as is requested by an authorized representative of DTC (and any payment is made to                      or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof,                     , has an interest herein.

EXPLANATION OF ABBREVIATIONS

The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation	Equivalent	Abbreviation	Equivalent
JT TEN	As joint tenants, with rights of survivorship and not as tenants in common	TEN IN COM	As tenants in common
		TEN BY ENT	As tenants by the entireties
		UNIF TRANSFERS MIN ACT	Uniform Transfers to Minors Act

Abbreviation	Equivalent	Abbreviation	Equivalent
ADM	Administrator(s)	FDN	Foundation
	Administratrix	PL	Public Law
AGMT	Agreement	TR	(As) trustee(s) for, of
CUST	Custodian for	UA	Under Agreement
EST	Estate, Of estate of	UW	Under will of, Of will of,
EX	Executor(s), Executrix		Under last will & testament
FBO	For the benefit of

Additional abbreviations may also be used though not in the above list.

TRANSFER FORM

For value received, ____________________ hereby sell, assign and transfer unto:
(I/We)

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________	_________________________________________________________________________
Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)

________________________________________________________________________________________________

________________________________________________________________________________________________

                             shares represented by this Certificate, and do hereby irrevocably constitute and appoint

Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated ________, ____

Signature(s)
Signature Guaranteed By		(The signature of this assignment must correspond exactly with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign.)

(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)

IMPORTANT NOTICE

When you sign your name to the Transfer Form without filling in the name of your “Assignee” this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the “Assignee” space.

Alternatively, instead of using this Transfer Form, you may sign a separate “stock power” form and then mail the unsigned certificate and the signed “stock power” in separate envelopes. For added protection, use registered mail for a certificate.

This certificate is issued subject to the provisions restricting transfers of the Auction Market Preferred Shares of Beneficial Interest, Series F, contained in the Second Amended and Restated Bylaws of PIMCO Floating Rate Strategy Fund.